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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 15, 2003

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

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            Delaware                              1-12387                        76-0515284
  (State or other jurisdiction         (Commission File Number)      (I.R.S. Employer of Incorporation
of incorporation or organization)                                             Identification No.)

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500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                          60045
(Address of Principal Executive Offices)                            (Zip Code)



       Registrant's telephone number, including area code: (847) 482-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 15, 2003, Tenneco Automotive Inc. announced that the company closed on its $800 million senior credit facility and a private offering of $125 million of Senior Secured Notes which was contained in a press release, a copy of which is filed under Item 7 as Exhibit 99.1 and incorporated herein

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.        Description

99.1              Press release dated December 15, 2003.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TENNECO AUTOMOTIVE INC.


Date:  December 15, 2003                            By: /s/ Kenneth R. Trammell
                                                       -------------------------
                                                       Kenneth R. Trammell
                                                       Senior Vice President and
                                                       Chief Financial Officer